UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2024

Atrion Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32982	63-0821819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allentown Parkway

Allen, Texas 75002

(Address of principal executive offices) (Zip Code)

(972) 390-9800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	ATRI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed in our Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on May 29, 2024, Atrion Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of May 28, 2024 (the “Merger Agreement”), with Nordson Corporation, an Ohio corporation (“Parent”), and Alpha Medical Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

On August 21, 2024, the Company completed its merger with Merger Sub pursuant to the terms of the Merger Agreement, whereby Merger Sub merged with and into the Company, in accordance with the Delaware General Corporation Law, as amended (the “DGCL”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”).

At the effective time of the Merger (the “Effective Time”):

(i)	each share of common stock, par value $0.10 per share, of the Company issued and outstanding immediately prior to the Effective Time (each, a “Share” and collectively, the “Shares”), other than Shares (a) held in the treasury of the Company or owned by any direct or indirect wholly owned subsidiary of the Company, (b) owned by Merger Sub, Parent or any direct or indirect wholly owned subsidiary of Parent or (c) held by holders or beneficial holders who (i) are entitled to demand appraisal rights under Section 262 of the DGCL, (ii) have properly exercised and perfected their respective demands for appraisal of such Shares in the time and manner provided in Section 262 of the DGCL and (iii) as of the Effective Time, have neither effectively waived, withdrawn nor lost their rights to such appraisal and payment under the DGCL (such Shares, “Dissenting Shares”), was automatically canceled and converted into the right to receive $460 in cash, without interest (the “Merger Consideration”); and

(ii)	each outstanding restricted stock unit award granted to an employee or non-employee service provider, whether stock-settled or cash-settled, whether settled on a current or a deferred basis, and whether or not granted pursuant to a Company stock plan (each, a “Company RSU”), whether vested but unsettled or unvested (including Company RSUs with market- or performance-based conditions (“Company PSUs”)), was canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the Merger Consideration and (b) the aggregate number of Shares underlying or denominated by such Company RSU (with respect to Company PSUs, vesting at target), less applicable taxes and authorized deductions.

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Introductory Note does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is incorporated as Exhibit 2.1 hereto by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 29, 2024.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On August 21, 2024, in connection with the consummation of the Merger, the Company paid in full all outstanding indebtedness and all other amounts (except those obligations that expressly survive termination) under, and terminated, the Amended and Restated Credit Agreement, dated as of December 21, 2023, among the Company, as borrower, and Wells Fargo Bank, National Association, as lender (as amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”). Upon such termination, all rights, obligations (except those obligations that expressly survive the termination of the Credit Agreement), liabilities and security interests under the Credit Agreement were fully and unconditionally released and discharged.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described in the Introductory Note of this Current Report on Form 8-K, on August 21, 2024, the Merger was completed. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent. The disclosure under the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The disclosures under the Introductory Note of this Current Report on Form 8-K are incorporated herein by reference.

On August 20, 2024, the Company requested that The Nasdaq Global Select Market (“Nasdaq”) halt trading of the Shares effective following closing of the after-market trading session on August 20, 2024.

On August 21, 2024, the Company requested that Nasdaq (A) suspend trading of the Shares effective at the close of market on August 21, 2024 and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to effect the delisting of the Shares from Nasdaq and to deregister the Shares under Section 12(b) of the Exchange Act. In addition, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The disclosures under the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

At the Effective Time, each holder of Shares outstanding immediately prior to the Effective Time ceased to have any rights with respect to such Shares and as a stockholder of the Company, except (i) the right to receive the Merger Consideration in accordance with the Merger Agreement, or (ii) in the case of Dissenting Shares, the right to receive only the payment provided by Section 262 of the DGCL in respect of such Dissenting Shares.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

The disclosures under the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The disclosures under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Pursuant to the Merger Agreement, as of the Effective Time, each of Preston G. Athey, Jeannette Bankes, Emile A Battat, Ronald N. Spaulding and John P. Stupp, Jr., comprising all of the members of the Company’s board of directors, ceased serving as a member of the Company’s board of directors and each committee thereof. Pursuant to the Merger Agreement, as of the Effective Time, each of Stephen Lovass and Jennifer L. McDonough, comprising all of the members of the board of directors of Merger Sub as of immediately prior to the Effective Time, became a member of, and collectively comprise the sole members of, the Company’s board of directors.

As of immediately prior to the Effective Time, each of Emile A. Battat, David A. Battat and Cindy Ferguson, comprising all of the officers of the Company, resigned as officers of the Company. Pursuant to the Merger Agreement, as of the Effective Time, each of Stephen Lovass, Jennifer L. McDonough and Anand Patel, comprising all of the officers of Merger Sub as of immediately prior to the Effective Time, became an officer of, and collectively comprise the sole officers of, the Company.

Each of Mr. David A. Battat and Mr. Emile A. Battat ceased employment with the Company effective immediately prior to the Effective Time. In connection with their separations from employment with the Company, each executive has entered into a separation agreement with the Company and Parent providing for the existing severance payments and benefits that such executive was entitled to receive under Section 3 of Mr. David A. Battat’s Second Amended and Restated Change in Control Agreement, filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed November 8, 2017, and Section 4(e)(ii) of Mr. Emile A. Battat’s Second Amended and Restated Employment Agreement, filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed May 8, 2019, respectively.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

The disclosures under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Pursuant to the Merger Agreement, effective as of the Effective Time, the amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 28, 2024, by and among Nordson Corporation, Alpha Medical Merger Sub, Inc. and Atrion Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Atrion Corporation with the SEC on May 29, 2024).

3.1	Amended and Restated Certificate of Incorporation of Atrion Corporation.

3.2	Amended and Restated Bylaws of Atrion Corporation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ATRION CORPORATION

Date: August 21, 2024	By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Secretary